Exhibit 99.1

September 2019 Raymond James U.S. Bank Conference

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder) . Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc . and its management regarding future events, many of which, by their nature, are inherently uncertain . Forward looking statements may be identified by the use of such words as : “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly . ” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions ; statements regarding plans, objectives and expectations with respect to future operations, products and services ; and statements regarding future performance . Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc . and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements . The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements : (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values ; (2) the levels of noninterest income and expense and the amount of loan losses ; (3) competitive pressure among depository institutions increasing significantly ; (4) changes in the interest rate environment causing reduced interest margins ; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc . is or will be doing business, being less favorable than expected ; (6) political and social unrest, including acts of war or terrorism ; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate ; or (8) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc . Home Bancorp, Inc . undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made . As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc . and the term the “Bank” refers to Home Bank, N . A . , a national bank and wholly owned subsidiary of the Company . In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank . For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward - looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10 - K for the year ended December 31 , 2018 . Home Bancorp assumes no obligation to update the forward - looking statements made during this presentation . For more information, please visit our website www . home 24 bank . com . Non - GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . The Company's management uses this non - GAAP financial information in its analysis of the Company's performance . In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger - related expenses and one - time tax effects . Management believes the presentation of this non - GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results . This non - GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP financial information presented by other companies . 2 Forward Looking Statements

3 Our Company • Headquartered in Lafayette, Louisiana • Founded in 1908 • IPO completed October 2008 • Ticker symbol: HBCP (NASDAQ Global) • Market Cap = $333MM as of August 27, 2019 • Assets = $2.2 billion as of June 30, 2019 (third largest Louisiana - based bank) • 40 locations across south Louisiana and western Mississippi • Ownership (S&P Global as of August 27, 2019) Institutional = 38% Insider/ESOP = 19% New Orleans Baton Rouge Lafayette Lake Charles Shreveport Gulfport Jackson Natchez

4 Earnings Net Income ($ millions) Diluted EPS Year over year record earnings and EPS since 2014 $14.5 $9.2 $7.3 $9.9 $12.6 $16. 0 $16.8 $31.6 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2012 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4 $1.56 $1.28 $1.06 $1.42 $1.79 $2.25 $2.28 $3.40 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2012 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4

5 Profitability (1,2) Return on Average Assets Return on Average Equity Return on Tangible Common Equity Efficiency Ratio (1) See appendix for reconciliation of Non - GAAP items (2) Peers are publicly owned banks with $1 - $3 billion in assets. Source: S&P Global 0.80% 0.94% 1.04% 1.04% 1.46% 1.34% 0.92% 1.03% 1.05% 1.26% 1.50% 1.39% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 2014 2015 2016 2017 2018 Jun-19 YTD GAAP Non-GAAP Peer Median 6.7% 7.8% 9.2% 8.6% 10.9% 9.5% 7.7% 8.6% 9.3% 10.5% 11.1% 9.8% 0% 2% 4% 6% 8% 10% 12% 2014 2015 2016 2017 2018 Jun-19 YTD GAAP Non-GAAP Peer Median 7.2% 8.5% 10.3% 9.7% 14.8% 12.5% 8.2% 9.3% 10.4% 11.7% 15.1% 12.9% 0% 2% 4% 6% 8% 10% 12% 14% 16% 2014 2015 2016 2017 2018 Jun-19 YTD ROATCE ROATCE - Adjusted Peer Median 70.5% 66.4% 63.6% 59.3% 60.0% 62.8% 66.7% 64.1% 63.0% 57.9% 58.0% 61.8% 50% 55% 60% 65% 70% 75% 2014 2015 2016 2017 2018 Jun-19 YTD GAAP Non-GAAP Peer Median

6 Quarterly Financial Highlights (1,2) 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 GAAP Net Income Basis: Reported Net Income ($000's) $7,776 $8,262 $8,089 $7,890 $6,580 Diluted EPS $0.84 $0.89 $0.87 $0.85 $0.71 ROA 1.44% 1.53% 1.50% 1.48% 1.20% ROE 10.9% 11.2% 10.7% 10.5% 8.5% ROATCE (1) 14.9% 15.1% 14.4% 13.9% 11.3% Efficiency Ratio 61.2% 58.5% 60.2% 61.4% 64.2% Non - GAAP Net Income Basis: (2) Adjusted Net Income ($000's) $8,670 $8,262 $7,270 $7,890 $7,084 Adjusted Diluted EPS $0.93 $0.89 $0.78 $0.85 $0.77 Adjusted ROA 1.61% 1.53% 1.35% 1.48% 1.30% Adjusted ROE 12.1% 11.2% 9.6% 10.5% 9.1% Adjusted ROATCE (3) 16.5% 15.1% 13.0% 13.9% 12.1% Adjusted Efficiency Ratio 56.9% 58.5% 60.2% 61.4% 62.2% Per Share Data: Share Price $46.55 $43.48 $35.40 $33.25 $38.48 Book Value $30.66 $31.19 $32.14 $32.62 $33.20 Tangible Book Value (4) $23.56 $24.18 $25.16 $25.69 $26.29 Dividend Paid $0.17 $0.19 $0.20 $0.20 $0.21 (1) ROATCE is a Non - GAAP ratio. Ratio reflects GAAP net income less intangible amortization to tangible common equity. See appendix. (2) Income and ratios are Non - GAAP and have been adjusted to remove certain income and expense items. See appendix. (3) Ratio reflects Non - GAAP net income to tangible common equity . (4) TBV/Share is a Non - GAAP metric. See appendix.

7 Amidst the Louisiana Downturn ALLL % NPAs (in millions) Annualized Net Charge Offs • Built reserves for potential losses due to challenges in Louisiana and Mississippi markets • Elevated charge offs in 2018 primarily from three problem credits • Direct energy exposure (as of June 30, 2019) • $41 Million, or 2% of total loans • 94% performing according to original loan agreement • 2.58% ALLL on direct originated energy loans 1.07% 1.09% 0.89% 0.87% 0.92% 0.96% 0.99% 1.00% 1.02% 1.40% 1.40% 1.52% 1.40% 1.40% 1.38% 1.36% 1.34% 1.33% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 2Q-17 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 2Q-19 Reported ALLL Originated ALLL $14.4 $16.6 $22.5 $23.5 $18.6 $15.9 $15.5 $15.0 $15.1 $2.1 $1.6 $3.2 $4.3 $4.1 $5.5 $10.5 $14.1 $12.8 $0 $5 $10 $15 $20 $25 $30 $35 2Q-17 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 2Q-19 Originated Acquired 0.02% 0.08% - 0.05% 0.37% - 0.03% 0.00% 0.25% 0.04% 0.02% -0.10% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 2Q-17 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 2Q-19

8 Credit Quality Trends NPAs / Assets Net Charge Offs / YTD Average Loans Loans Past Due ALLL / NPAs * Net Charge offs are annualized for June 2019 1.10% 0.73% 1.07% 1.16% 1.21% 1.26% 0.46% 0.37% 0.84% 1.01% 0.72% 0.68% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2014 2015 2016 2017 2018 2Q-19 NPAs / Total Assets Originated NPAs / Total Assets 58% 84% 75% 57% 63% 62% 129% 159% 94% 64% 96% 103% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 2014 2015 2016 2017 2018 2Q-19 ALLL / NPAs Originated ALLL / Originated NPAs 0.17% 0.03% 0.02% 0.00% 0.15% 0.03% 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.16% 0.18% 0.20% 0.22% 0.24% 2014 2015 2016 2017 2018 June 19 - YTD* 2.87% 1.32% 0.94% 1.74% 1.94% 1.83% 1.17% 0.91% 0.64% 0.82% 0.87% 1.36% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2014 2015 2016 2017 2018 2Q-19 Past Due Loans / Loans Originated Past Due / Originated Loans

HBCP Stock Performance
(as of August 27, 2019)

Home Bancorp, Inc.

% Price change since 2008


450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
-50%
D-08 M-09 J-09 S-09 D-09 M-10 J-10 S-10 D-10 M-11 J-11 S-11 D-11 M-12 J-12 S-12 D-12 M-13 J-13 S-13 D-13 M-14 J-14 S-14 D-14 M-15 J-15 S-15 D-15 M-16 J-16 S-16 D-16 M-17 J-17 S-17 D-17 M-18 J-18 S-18 D-18 M-19 J-19
HBCP
KBW Bank
S&P 500 Bank
Nasdaq Bank
SNL US Bank

% Price change – 2 years


30%
20%
10%
0%
-10%
-20%
-30%
A-17 S-17 O-17 N-17 D-17 J-18 F-18 M-18 A-18 M-18 J-18 J-18 A-18 S-18 O-18 N-18 D-18 J-19 F-19 M-19 A-19 M-19 J-19 J-19 A-19
HBCP
KBW Bank
S&P 500 Bank
Nasdaq Bank
SNL US Bank

9

10 Louisiana Tailwinds (1) (1) Source:1012 Industry Report Q3 2019 • Projected $32 billion in construction projects lined up through 2022 • Concentrated near Baton Rouge, New Orleans and Lake Charles

11 Challenges Yield Opportunities Acquired Bank Date Assets ($ in MM) (at completion) % of TBV (at announcement) # of Branches Consideration Statewide Bank Mar - 2010 $199 FDIC - assisted 6 All Cash Guaranty Savings Bank Jul – 2011 257 95% 5 All Cash Britton & Koontz Bank Feb – 2014 301 90% 8 All Cash Bank of New Orleans Sep – 2015 346 126% 4 All Cash St. Martin Bank & Trust Dec – 2017 597 183% (1) 12 ~80% Stock, 20% Cash (1) (1) Cash is comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders. 300,000 600,000 900,000 1,200,000 1,500,000 1,800,000 2,100,000 2,400,000 2,700,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q 2019 Home Bank Total Assets ($000s) St. Martin Bank & Trust Statewide Bank Britton & Koontz Bank Bank of New Orleans CAGR = 14.7% Guaranty Savings Bank

12 Steady Organic Loan Growth (excludes acquisition accounting) 0% 7% 24% 13% 18% 19% 11% 12% 6% 16% 16% - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Jun-19 Loan Balance Outstanding ($000s) Originated Acquired Originated growth % (annualized) Total Loan CAGR = 17% Originated Loan CAGR = 13%

13 Loan Portfolio (as of June 30, 2019) Composition Market Diversification Balance = $1.7 billion, 76% of assets 2Q 2019 Yield = 5.68% Acadiana 46% New Orleans 28% Northshore 13% Baton Rouge 10% Mississippi 2% Other 1% CRE 44% 1 - 4 Mortgage 26% C&D 12% C&I 10% Home Equity 5% Consumer 3%

14 Loan Portfolio (as of June 30, 2019) CRE & Multifamily 1 - 4 Family Construction & Land $740 million Owner Occupied = 53% 2Q 2019 yield = 5.41% $200 million 2Q 2019 yield = 6.36% $443 million 71% Fixed Acquired Balance = 46% 2Q 2019 yield = 5.22% Residential , 29% Land - Commercial , 21% Commercial Building , 18% Multifamily , 11% Subdivision , 11% Farm Land , 7% Land - Personal , 3% Office Building , 26% Medical , 13% Shopping Center , 10% Retail , 8% Restaurant , 7% Multifamily , 7% Professional Office , 5% Hotel , 4% Leasing , 4% Energy , 3% Service Company , 3% Warehouse , 3% Convenience Store , 2% Church/School , 2% Other , 2% Construction , 1% 5 year fixed , 25% 15 year fixed , 18% ARM - Reprice >3 years , 15% 10 year fixed , 15% ARM - Reprice <3 years , 14% 30 year fixed , 12% 20 year fixed , 1%

15 Deposits (as of June 30, 2019) Louisiana Market Share (1) Bank 2018 Rank Deposits Market Share JPMorgan Chase 1 17,989,141 17.4 Capital One 2 17,524,878 17.0 Hancock Whitney 3 12,952,562 12.5 Iberiabank 4 7,978,813 7.7 Regions 5 7,340,297 7.1 Origin 6 1,840,250 1.8 Home Bank 7 1,642,421 1.6 • Balance as of June 30, 2019 = $1.8 billion, or 82% of assets • Cost of Deposits = 1.09% in 2Q 2019 • 0.85% Non - maturity • 1.71% CDs • Loan/Deposit ratio = 92.6% • No brokered deposits or subscription service CDs (1) Source: S&P Global; deposit ranking data as of 6/30/2018 21% 21% 24% 26% 27% 28% 27% 24% 24% 25% 25% 25% 22% 22% 22% 21% 20% 21% 22% 24% 21% 16% 17% 15% 8% 9% 9% 12% 11% 11% $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2014 2015 2016 2017 2018 Q2 2019 Millions NOW Demand deposits Certificates of deposit Money market Savings Balance Acadiana , 64% New Orleans , 14% Northshore , 10% Mississippi , 9% Baton Rouge , 3%

16 Interest Rate Risk (1) NIM (TE) 4.42% 4.36% 3.52% 3.60% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 4.60% 4.80% 5.00% Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Home Bancorp Peer Median Loan Yield 5.29% 5.68% 4.56% 5.22% 4.00% 4.25% 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Home Bancorp Peer Median Cost of Interest - Bearing Liabilities 0.52% 1.13% 0.67% 1.37% 0.000% 0.200% 0.400% 0.600% 0.800% 1.000% 1.200% 1.400% 1.600% Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Home Bancorp Peer Median - 100 +100 Forward Curve - 1.5% 0.0% 0.6% 1 Year Change in Net Interest Income (as of June 30, 2019) • Variable rate loans = 25% of loans • No overnight advances or brokered deposits • Average earning assets / Average interest bearing liabilities = 139% (69 th percentile for 2Q - 19) • Cost of interest - bearing liabilities Beta since Q1 - 17 (compared to Fed Funds) • Home Bancorp = 41% • Peers = 47% (1) Peers are publicly - owned banks with $1 - $3 billion in assets as of June 30, 2019. Source: S&P Global

17 Non - Interest Income & Expense (1,2) Non - Interest Income / Average Assets Non - Interest Expense / Average Assets • Leveraged expense base through acquisitions and organic growth • Continued back office and infrastructure investments provide ability for continued expansion (1) See appendix for reconciliation of Non - GAAP items (2) Peers are publicly - owned banks with $1 - $3 billion in assets. Source: S&P Global 0.60% 0.68% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% 1.1% 2012 2013 2014 2015 2016 2017 2018 Jun 2019 YTD Home Bancorp Peer Median 2.87% 2.75% 2.4% 2.6% 2.8% 3.0% 3.2% 3.4% 3.6% 2012 2013 2014 2015 2016 2017 2018 Jun 2019 YTD Home Bancorp Peer Median • New Treasury Management leadership in 2018 • Relocated 2 branches in 2019 to more highly visible and accessible locations (New Orleans and Baton Rouge) • Opened new branch in Baton Rouge

18 HBCP – Dividends and Buybacks • Activity in 2019 • Purchased 295,071 shares • Average Price = $36.09 • $10.7 million cash deployed • 41,011 shares remain under current repurchase program • New share repurchase plan announced August 28, 2019 • 470,000 shares authorized under new plan (approximately 5.0% of current shares outstanding) Share Repurchases (as of August 27, 2019) Dividends per share *3Q19 dividend paid on August 16, 2019 30% payout ratio based on 2Q19 earnings 2.4% dividend yield based on HBCP price of $35.40 (as of 8/27/19) $0.20 $0.21 $0.21 * $0.07 $0.30 $0.41 $0.55 $0.71 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2014 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4

INVESTMENT PERSPECTIVE 19 Strong earnings and shareholder returns Conservative, well - managed credit culture Solid track record since IPO Well capitalized with capacity for continued growth Bank capital ratios as of June 30, 2019 Tier 1 leverage capital = 11.2% Total risk based capital = 15.3% Disciplined acquirer Insider owners committed to continual improvement

GROWING. INVESTING. SERVING. Home Bancorp, Inc. is a Louisiana corporation and the holding company for Home Bank, N.A., a national bank headquartered in Lafayette, Louisiana. Home Bank offers a full range of deposit and loan products through convenient banking centers in growing regions of South Louisiana and Western Mississippi: Acadiana , Baton Rouge, New Orleans, Northshore (of Lake Pontchartrain), Natchez, and Vicksburg. 20

Appendix

Non-GAAP Reconciliation

Home HB Bancorp, Inc.

(dollars in thousands)	2014	2015	2016	2017	2018	June-19 YTD
Total Shareholders' Equity	$154,144	$165,046	$179,843	$277,871	$304,040	$313,494
Less: Intangible assets	4,266	15,304	12,762	68,034	66,055	65,247
Non-GAAP tangible shareholders' equity	$149,878	$149,742	$167,081	$209,837	$237,985	$248,247
Total Assets	$1,221,415	$1,551,912	$1,556,732	$2,228,121	$2,153,658	$2,220,386
Less: Intangible assets	4,266	15,304	12,762	68,034	66,055	65,247
Non-GAAP tangible assets	$1,217,149	$1,536,608	$1,543,970	$2,160,087	$2,087,603	$2,155,139
Reported net income	$9,872	$12,550	$16,008	$16,824	$31,590	$14,470
Add: Amortization CDI, net tax	465	483	520	496	1,458	638
Non-GAAP tangible income	$10,337	$13,033	$16,528	$17,320	$33,048	$15,108
Return on average equity	6.7%	7.8%	9.2%	8.6%	10.9%	9.5%
Add: Intangibles	0.5	0.7	1.1	1.1	3.9	3.0
Non-GAAP return on tangible common equity	7.2%	8.5%	10.3%	9.7%	14.8%	12.5%
Originated loans	$705,435	$797,845	$884,690	$941,922	$1,095,160	$1,177,630
Acquired loans	203,533	426,521	343,143	715,873	554,594	515,318
Reported loans	$908,968	$1,224,366	$1,227,833	$1,657,795	$1,649,754	$1,692,948
Originated allowance for loan losses	$7,342	$9,174	$12,220	$14,303	$14,860	$15,635
Acquired allowance for loan losses	418	373	291	504	1,488	1,604
Reported allowance for loan losses	$7,760	$9,547	$12,511	$14,807	$16,348	$17,239
Originated NPAs	$5,677	$5,767	$13,012	$22,523	$15,526	$15,114
Acquired NPAs	7,729	5,616	3,634	3,238	10,444	12,838
Reported NPAs	$13,406	$11,383	$16,646	$25,761	$25,970	$27,952
Originated past due loans	$8,282	$7,252	$5,653	$7,685	$9,549	$15,998
Acquired past due loans	17,836	8,953	5,912	21,120	22,493	15,041
Reported loans past due	$26,118	$16,205	$11,565	$28,805	$32,042	$31,039

21

Appendix

Non-GAAP Reconciliation

Home Bancorp, Inc.

(dollars in thousands)	2014	2015	2016	2017	2018	June-19 YTD
Reported non-interest income	$8,175	$8,770	$11,157	$9,962	$13,447	$6,142
Less: Gain (loss) on sale of assets	-	-	641	(69)	-	(347)
Non-GAAP non-interest income	$8,175	$8,770	$10,516	$10,031	$13,447	$6,489
Reported Net Income	$9,872	$12,550	$16,008	$16,824	$31,590	$14,470
Less: Gain (loss) on sale of assets, net tax	-	-	416	(45)	-	(274)
Add: Impact of Tax Act and effect of cost segmentation	-	-	-	2,721	(819)	-
Add: Merger-related expenses and lease termination, net tax	1,497	1,166	560	835	1,587	230
Non-GAAP Net Income	$11,369	$13,716	$16,152	$20,425	$32,358	$14,974
ROA (GAAP)	0.80%	0.94%	1.04%	1.04%	1.46%	1.34%
Less: (Loss) gain on closure or sale of premises	-	-	0.03	-	-	(0.03)
Add: Impact of Tax Act and effect of cost segmentation	-	-	-	0.17	(0.03)	-
Add: Merger-related expenses and lease termination, net tax	0.12	0.09	0.04	0.05	0.07	0.02
Non-GAAP ROA	0.92%	1.03%	1.05%	1.26%	1.50%	1.39%
ROE (GAAP)	6.7%	7.8%	9.2%	8.6%	10.9%	9.5%
Less: (Loss) gain on closure or sale of premises	-	-	0.2	-	-	(0.2)
Add: Impact of Tax Act and effect of cost segmentation	-	-	-	1.4	(0.3)	-
Add: Merger-related expenses and lease termination, net tax	1.0	0.8	0.3	0.5	0.5	0.1
Non-GAAP ROE	7.7%	8.6%	9.3%	10.5%	11.1%	9.8%
Add: Intangible Assets	0.5	0.7	1.1	1.2	4.0	3.1
Adjusted return on average tangible common equity	8.2%	9.3%	10.4%	11.7%	15.1%	12.9%
Efficiency Ratio (GAAP)	70.5%	66.4%	63.6%	59.3%	60.0%	62.8%
Effect of Sale or closure of assets, lease termination and merger related expenses	(3.8)	(2.3)	(0.6)	(1.4)	(2.0)	(1.0)
Non-GAAP Efficiency Ratio	66.7%	64.1%	63.0%	57.9%	58.0%	61.8%

(dollars in thousands)	2012	2013	2014	2015	2016	2017	2018	June-19 YTD
Reported non-interest expense	$32,763	$33,205	$41,772	$42,022	$46,797	$46,177	$63,225	$31,243
Less: Lease termination	-	-	-	-	-	-	-	291
Less: Merger-related expenses	-	307	2,286	1,411	856	1,086	2,010	-
Non-GAAP non-interest expense	$32,763	$32,898	$39,486	$40,611	$45,941	$45,091	$61,215	$30,952

22

Appendix
Non-GAAP Reconciliation

Home HB Bancorp, Inc.

(dollars in thousands)	2Q 2018	3Q 2018	4Q 2018	1Q 2019	2Q 2019
Total Shareholders' Equity	$289,361	$295,688	$304,040	$308,935	$313,494
Less: Intangibles	67,035	66,493	66,055	65,645	65,247
Non-GAAP tangible shareholders' equity	$222,326	$229,195	$237,985	$243,290	$248,247
Total Assets	$2,159,976	$2,140,530	$2,153,658	$2,202,675	$2,220,386
Less: Intangibles	67,035	66,493	66,055	65,645	65,247
Non-GAAP tangible assets	$2,092,941	$2,074,037	$2,087,603	$2,137,030	$2,155,139
Common Equity Ratio	13.4%	13.8%	14.1%	14.0%	14.1%
Less: Intangibles	2.8	2.7	2.7	2.6	2.6
Non-GAAP tangible common equity ratio	10.6%	11.1%	11.4%	11.4%	11.5%
Book Value Per Share	$30.66	$31.19	$32.14	$32.62	$33.20
Less: Intangibles	7.10	7.01	6.98	6.93	6.91
Non-GAAP tangible book value per share	$23.56	$24.18	$25.16	$25.69	$26.29
Reported net income	$7,776	$8,262	$8,089	$7,890	$6,580
Add: Amortization CDI, net tax	359	355	346	324	314
Non-GAAP tangible shareholders' equity	$8,135	$8,617	$8,435	$8,214	$6,894
Return on average equity	10.9%	11.2%	10.7%	10.5%	8.5%
Add: Intangibles	4.0	3.9	3.6	3.4	2.8
Non-GAAP return on tangible common equity	14.9%	15.1%	14.3%	13.9%	11.3%
Reported non-interest expense	$16,322	$15,696	$15,617	$15,291	$15,952
Less Lease termination	-	-	-	-	291
Less: Merger-related expenses	1,132	-	-	-	-
Non-GAAP non-interest expense	$15,190	$15,696	$15,617	$15,291	$15,661

23

Appendix

Non-GAAP Reconciliation

Home HB Bancorp, Inc.

(dollars in thousands)	2Q 2018	3Q 2018	4Q 2018	1Q 2019	2Q 2019
Reported non-interest income	$3,345	$3,341	$3,279	$3,165	$2,977
Less: Gain (loss) on sale of assets	-	-	-	-	(347)
Non-GAAP non-interest income	$3,345	$3,341	$3,279	$3,165	$3,324
Reported Net Income	$7,776	$8,262	$8,089	$7,890	$6,580
Less: Gain (loss) on sale of assets, net tax	-	-	-	-	(274)
Add: Impact of cost segregation	-	-	(819)	-	-
Add: Merger-related expenses and lease termination, net tax	894	-	-	-	230
Non-GAAP Net Income	$8,670	$8,262	$7,270	$7,890	$7,084
Diluted EPS	$0.84	$0.89	$0.87	$0.85	$0.71
Less: Gain (loss) on sale of assets, net tax	-	-	-	-	(0.03)
Add: Impact of cost segregation	-	-	(0.09)	-	-
Add: Merger-related expenses and lease termination, net tax	0.09	-	-	-	0.03
Non-GAAP Diluted EPS	$0.93	$0.89	$0.78	$0.85	$0.77
ROA (GAAP)	1.44%	1.53%	1.50%	1.48%	1.20%
Less: Gain (loss) on sale of assets, net tax	-	-	-	-	(0.05)
Add: Impact of cost segregation	-	-	(0.15)	-	-
Add: Merger-related expenses and lease termination, net tax	0.17	-	-	-	0.05
Non-GAAP ROA	1.61%	1.53%	1.35%	1.48%	1.30%
ROE (GAAP)	10.9%	11.2%	10.7%	10.5%	8.5%
Less: Gain (loss) on sale of assets, net tax	-	-	-	-	(0.3)
Add: Impact of Tax Act and effect of cost segmentation	-	-	(1.1)	-	-
Add: Merger-related expenses and lease termination, net tax	1.2	-	-	-	0.3
Non-GAAP ROE	12.1%	11.2%	9.6%	10.5%	9.1%
Add: Intangible Assets	4.4	3.9	3.4	3.4	3.0
Adjusted return on average tangible common equity	16.5%	15.1%	13.0%	13.9%	12.1%
Efficiency Ratio (GAAP)	61.2%	58.5%	60.2%	61.4%	64.2%
Effect of Sale or closure of assets, lease termination and merger related expenses	4.3	-	-	-	2.0
Non-GAAP Efficiency Ratio	56.9%	58.5%	60.2%	61.4%	62.2%